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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 25, 1997



                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                  59-3305930
 (State or other juris-     (Commission file number)       (IRS employer
diction of incorporation)                                identification No.)


                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (407) 245-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   OTHER EVENTS.
          ------------

          On September 25, 1997, the Registrant issued a news release reporting certain financial results for the first quarter of fiscal year 1998 and announcing its semi-annual dividend.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (c)      Exhibits.

                   EXHIBIT
                   NUMBER      DESCRIPTION
                   -------     -----------

                   99 Press Release dated September 25, 1997, entitled "Darden Reports 19% Increase in First Quarter Earnings Sees Positive Momentum."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 26, 1997            DARDEN RESTAURANTS, INC.



                                       By: /s/C.L. Whitehill
                                          -----------------------------
                                          C.L. Whitehill
                                          Senior Vice President,
                                          General Counsel and Secretary


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                                INDEX TO EXHIBITS

   EXHIBIT NUMBER                                                        PAGE
   --------------                                                        ----

        99         Press Release dated September 25, 1997, entitled
                   "Darden Reports 19% Increase In First Quarter
                   Earnings Sees Positive Momentum."                       5



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